Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1728

                          All Cap Core Strategy 2017-1
                         Large Cap Core Strategy 2017-1
                        Large Cap Value Strategy 2017-1

                          Supplement to the Prospectus

As a result of a previously announced spinoff, on April 3, 2017, holders of Hewlett Packard Enterprise Company ("HPE") shares received approximately
0.085904 of a share of DXC Technology ("DXC") common stock for every 1 share of HPE common stock held as of the close of business on March 20, 2017. Fractional shares of DXC were not issued in this spinoff, and consequently cash was distributed pro rata for any such fractional amounts.

Notwithstanding anything to the contrary in the prospectus, your Portfolio now holds, and will continue to purchase, shares of both HPE and DXC.

Supplement Dated: April 3, 2017